UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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T 206.282.7100 F 206.284.6206

May 10, 2011

Dear Shareholder:

You are cordially invited to attend the Cell Therapeutics, Inc. (the “Company”) Special Meeting of Shareholders, which will be held at 10:00 a.m. Pacific Daylight Time (PDT), on Friday, June 17, 2011, at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, U.S.A. For those of you unable to attend in person, the Company expects to webcast the meeting and make information concerning the webcast available on the Company’s website at http://www.celltherapeutics.com.

Information concerning the business to be conducted at this meeting is included in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. The Proxy Statement is being mailed to the Company’s U.S. shareholders. If you are an Italian shareholder who does not hold shares in record name (i.e., you hold shares through an Italian bank), you may obtain a copy of the Proxy Statement and a proxy card from any of the following places:

•	the office of the Borsa Italiana S.p.A.;

•

the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Limited (contact person: Ms. Elena Bellacicca, Investor Relations, CTI Life Sciences Limited at +39 02 89659700), at Via Amedei 8, 20123 Milan, Italy;

•	the office of any of the depository banks (or Monte Titoli intermediaries) having the Company’s shares in their accounts;

•	the Securities and Exchange Commission website at http://www.sec.gov; or

•	the Company’s website at http://www.celltherapeutics.com/shareholders.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, the Company urges its U.S. shareholders to sign, date and promptly return the enclosed proxy card in the enclosed postage paid envelope and urges its Italian shareholders to request and return an Italian proxy card, together with a completed certification of participation in the Italian Central Depository System. If your shares are held in a U.S. bank or brokerage account or if you are registered directly with the Company as the record holder of your shares, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions.

I look forward to greeting you personally and, on behalf of the Board of Directors and management, I would like to express our appreciation for your support of Cell Therapeutics, Inc.

Sincerely,

James A. Bianco, M.D. Chief Executive Officer Shareholder

Cell Therapeutics, Inc., 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, U.S.A.

CELL THERAPEUTICS, INC.

Notice of Special Meeting of Shareholders

Friday, June 17, 2011

To the Shareholders of Cell Therapeutics, Inc.:

The Special Meeting of Shareholders (the “Special Meeting”) of Cell Therapeutics, Inc. (the “Company”), which will be held at 10:00 a.m. Pacific Daylight Time (PDT), on Friday, June 17, 2011 at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, U.S.A., for the following purposes:

(1)	to approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 1,210,000,000 to 1,710,000,000 and to increase the total number of authorized shares of common stock from 1,200,000,000 to 1,700,000,000, in each case before giving effect to the 1-for-6 reverse stock split approved by the Board of Directors (“Proposal 1”);

(2)	to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1 (“Proposal 2”); and

(3)	to transact such other business as may properly come before the Special Meeting and all adjournments and postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has approved the proposals described in the Proxy Statement and recommends that you vote “FOR” Proposal 1 and “FOR” Proposal 2.

All shareholders are cordially invited to attend the Special Meeting. Only shareholders of record at the close of business on April 29, 2011, the record date fixed by the Board of Directors of the Company, are entitled to vote at the Special Meeting and all adjournments and postponements thereof. A complete list of shareholders entitled to notice of, and to vote at, the Special Meeting will be open to examination by the shareholders beginning ten (10) days prior to the Special Meeting for any purpose germane to the Special Meeting during normal business hours at the office of the secretary of the Company at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, U.S.A.

If you are an Italian shareholder who does not hold shares in record name (i.e., you hold shares through an Italian bank), you may obtain a copy of the Proxy Statement and a proxy card from any of the following places:

•	the office of the Borsa Italiana S.p.A.;

•

the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Limited (contact person: Ms. Elena Bellacicca, Investor Relations, CTI Life Sciences Limited at +39 02 89659700), at Via Amedei 8, 20123 Milan, Italy;

•	the office of any of the depository banks (or Monte Titoli intermediaries) having the Company’s shares in their accounts;

•	the Securities and Exchange Commission website at http://www.sec.gov; or

•	the Company’s website at http://www.celltherapeutics.com/shareholders.

Whether or not you intend to be present at the Special Meeting, U.S. shareholders are requested to sign and date the enclosed proxy card and return it in the enclosed envelope, and Italian shareholders are requested to request, sign, date and return an Italian proxy card, together with a completed certification of participation in the Italian Central Depository System. If you are one of the Company’s Italian shareholders, please remember to request a certification of participation in the Italian Central Depository System from your broker and include it in the same envelope as your Italian proxy card in order for your vote to be counted. If your shares are held in a bank or brokerage account in the United States, or if you are registered directly with the Company as the record holder of your shares, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions.

By Order of the Board of Directors

Louis A. Bianco
Executive Vice President, Finance & Administration

Seattle, Washington

May 10, 2011

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ARE ONE OF THE COMPANY’S SHAREHOLDERS IN ITALY, PLEASE REMEMBER TO PRINT AN ITALIAN PROXY CARD FROM THE COMPANY’S WEBSITE, OR ANY OF THE LOCATIONS LISTED IN THE PROXY STATEMENT, SIGN AND DATE THE ITALIAN PROXY CARD, REQUEST A CERTIFICATION OF PARTICIPATION IN THE ITALIAN CENTRAL DEPOSITORY SYSTEM FROM YOUR BROKER AND INCLUDE THE ITALIAN PROXY CARD AND CERTIFICATION OF PARTICIPATION IN THE SAME ENVELOPE OR TELECOPY THEM TOGETHER TO THE FACSIMILE NUMBER PROVIDED ON THE ITALIAN PROXY CARD (SEE PAGE 1 FOR MORE INFORMATION ON ITALIAN VOTING PROCEDURES).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting, Which Will Be Held on June 17, 2011:

This Notice and the Proxy Statement are available on the Company’s website at

http://www.celltherapeutics.com/shareholders.

CELL THERAPEUTICS, INC.

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

PROXY STATEMENT

Information Regarding Proxies

General

This Proxy Statement and the accompanying form of proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cell Therapeutics, Inc. (the “Company”) for use at the Company’s Special Meeting of Shareholders (the “Special Meeting” or “shareholder meeting”), which will be held at 10:00 a.m. Pacific Daylight Time (PDT), on Friday, June 17, 2011, at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, U.S.A., and at any adjournment or postponement thereof.

At the Special Meeting, shareholders will be asked to:

(1)	approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 1,210,000,000 to 1,710,000,000 and to increase the total number of authorized shares of common stock from 1,200,000,000 to 1,700,000,000, in each case before giving effect to the 1-for-6 reverse stock split approved by the Board (“Proposal 1”);

(2)	approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1 (“Proposal 2,” and together with Proposal 1, the “Proposals”); and

(3)	transact such other business as may properly come before the Special Meeting and all adjournments and postponements thereof.

Shareholder approval of Proposal 1 is required by statutes or regulations applicable to the Company based on its incorporation in the State of Washington.

This Proxy Statement and the accompanying proxy card are being first mailed to shareholders on or about May 16, 2011.

Reverse Stock Split

Pursuant to the Business Corporation Act of Washington, the Board may unilaterally determine that it is in the best interests of the shareholders and the Company to effectuate a reverse stock split. If the Company does not have any shares of preferred stock outstanding, the Company is not required to obtain shareholder approval of such action before effectuating a reverse stock split. As earlier announced on May 5, 2011, the Board approved the implementation of a 1-for-6 reverse stock split (the “Reverse Stock Split”). The primary objective of the Reverse Stock Split is to increase the per share trading price of the Company’s common stock, which may enable the Company to satisfy the listing requirements of the Company’s common stock under the NASDAQ Stock Market LLC’s (“NASDAQ”) Listing Rules and facilitate higher levels of institutional stock ownership, as investment policies of many institutional investors require minimum securities price points.

The Reverse Stock Split is currently expected to become effective on or about May 15, 2011 (the “Effective Date”). On the Effective Date, each shareholder will receive one new share of the Company’s common stock in exchange for every six shares of the Company’s common stock such shareholder holds. The Reverse Stock Split will affect all outstanding and authorized shares of the Company’s common stock as well as the number of shares of common stock underlying stock options and other exercisable or convertible instruments outstanding on the

Effective Date. No certificates for fractional shares of the Company’s common stock will be issued in the Reverse Stock Split, but in lieu thereof each holder of the Company’s common stock who would otherwise have been entitled to a fraction of a share of the Company’s common stock will be paid cash equal to such fraction times the closing price of the Company’s common stock as reported on The NASDAQ Capital Market on the trading day immediately preceding the Effective Date.

Upon the Effective Date, the Company will amend its amended and restated articles of incorporation to implement the Reverse Stock Split. However, the Special Meeting is expected to be held after the Effective Date of the Reverse Stock Split. Thus, the Reverse Stock Split will also affect the number of additional shares sought in Proposal 1. Proposal 1 requests increasing the Company’s total authorized shares and authorized common stock each by 500,000,000 shares before giving effect to the Reverse Stock Split. After the Effective Date, this increase will be adjusted to a total of 83,333,333 shares.

Therefore, after the Effective Date, the Company’s total number of authorized shares will be 201,666,666, the total number of authorized shares of common stock will be 200,000,000 and the total number of authorized shares of preferred stock will be 1,666,666. If Proposal 1 is approved, the Company’s amended and restated articles of incorporation will be amended on a post-Reverse Stock Split basis to increase the total number of shares from 201,666,666 to 284,999,999 and the total number of authorized shares of common stock from 200,000,000 to 283,333,333.

Important Information for the Company’s Shareholders in Italy about Voting Procedures

If you hold shares of the Company’s common stock as a result of a merger with Novuspharma S.p.A. or if you acquired shares of the Company’s common stock through an account with an Italian bank on the Mercato Telematico Azionario stock market in Italy (the “MTA”), you most likely hold these shares indirectly through the facilities of the Monte Titoli, S.p.A., the Italian central clearing agency (“Monte Titoli”), and through the banks and brokers participating in the Monte Titoli system (unless you or your broker has taken action to remove your shares from the Monte Titoli system and requested to have shares registered in your name). Persons holding shares of the Company’s common stock through Monte Titoli are referred to as the Company’s shareholders in Italy or the Company’s Italian shareholders. Monte Titoli, in turn, holds these shares of the Company’s common stock through the U.S. clearing agency, the Depository Trust Company (“DTC”). Pursuant to U.S. law, DTC will transfer its voting power over the shares in Monte Titoli’s account to Monte Titoli. Monte Titoli has agreed with the Company that it will re-transfer its voting power over such shares to the persons holding certifications of participation (each, a “Certification”) in the Italian Central Depository System issued pursuant to Italian law (Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008).

In order to increase the number of shares owned by Italian shareholders that vote at the Special Meeting so that the Company can achieve a quorum and take action at the Special Meeting and obtain approval of the matters submitted for approval at the Special Meeting, all of which has been difficult in the past, the Company has requested that certain Italian banks, in the absence of the shareholder’s instructions to the contrary, make book-entry transfers of the Company’s common stock, in part or all of the shares, held in the name of and in the customer’s account by such banks to an account opened in the name of the same banks at a U.S. broker-dealer on the record date. Under the securities laws of the United States and the rules of the New York Stock Exchange, this will permit such U.S. broker-dealers who hold shares transferred to them from Italian banks to vote these shares for certain routine matters to be presented at the Special Meeting to the extent that the Italian shareholders have not instructed their broker to vote the shares pursuant to the procedures provided for in this Proxy Statement and on the proxy card prepared for the Company’s shareholders in Italy, which may be obtained from the Company’s website at http://www.celltherapeutics.com. The Company’s Italian shareholders will, however, maintain their right to instruct the U.S. broker-dealer so that the broker-dealer refrains from taking any action in relation to such shareholder’s shares, including voting the shares. Accordingly, if you do not vote your shares by valid proxy or you do not provide any specific instruction in relation thereto on or before the date of the Special Meeting and your shares are held through an Italian bank participating in this transfer procedure, your shares will be voted by the U.S. broker-dealer pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange. However, you may still vote your shares yourself as provided below.

Copies of this Proxy Statement may be obtained by the Company’s Italian shareholders from any of the following places:

•	the office of the Borsa Italiana S.p.A.;

•

the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Limited (contact person: Ms. Elena Bellacicca, Investor Relations, CTI Life Sciences Limited at +39 02 89659700), at Via Amedei 8, 20123 Milan, Italy;

•	the office of any of the depository banks (or intermediaries of Monte Titoli) having the Company’s shares in their accounts;

•	the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov; or

•	the Company’s website at http://www.celltherapeutics.com/shareholders.

All of the Company’s shareholders, including the Company’s Italian shareholders, are cordially invited to attend the Special Meeting. If you hold shares of the Company’s common stock in Italy through Monte Titoli, your broker is required by Italian law to provide you with a Certification in the Italian Central Depository System.

Italian shareholders who have requested and received a Certification may vote in the following manner:

•	In person. You may attend the Special Meeting and vote in person. To do so, please present your Certification at the door, together with proof of your identity.

•

By mail or facsimile. You may print an Italian proxy card from the Company’s website at http://www.celltherapeutics.com/shareholders and use that proxy card to vote by mail or facsimile. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card or by facsimile to the facsimile number shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification. Italian privacy law prevents the Company from learning in advance the names of the persons holding Certifications. Thus, you must include your Certification (or a complete copy) in the same envelope as your Italian proxy card in order for your vote to be counted (that is, in order to prove to the Company’s inspector of election that you have the right to vote).

•

By proxy. You may name another person as a substitute proxy by any means permitted by Washington law and the Company’s amended and restated bylaws. That substitute proxy may then attend the Special Meeting, provided that he or she provides your Certification or a complete copy thereof, together with your written authorization naming such person as your proxy, to the Company’s inspector of election at the Special Meeting in order to verify the authenticity of your proxy designation.

The Company strongly encourages its Italian shareholders to obtain a Certification and an Italian proxy card and submit them by mail to the address shown on the Italian proxy card or, if possible, send by facsimile to the facsimile number shown on the Italian proxy card. A significant percentage of the Company’s shares are held by persons in Italy. If the Company’s Italian shareholders do not take the time to vote, then the Company will not be able to obtain a quorum, in which case the Company would be unable to conduct any business at the Special Meeting, and will not be able to obtain approval of the Proposals. Your vote is important. Please obtain a Certification and an Italian proxy card and vote today.

For future meetings, an Italian shareholder may also vote via internet or by phone if the shares owned by such Italian shareholder are held directly by a U.S. brokerage account in that shareholder’s name. If you are an Italian shareholder and wish to use this method of voting for future meetings, then prior to the record date for such future meeting you will need to instruct your bank to transfer your shares to a U.S. brokerage account (to be held in your name and for your account). Once your shares are held by a U.S. broker-dealer in your name, you will receive the shareholder meeting documentation for any future meetings (including the proxy statement) at your address, together with a security code and instructions on how to vote your shares through the relevant website or by calling the telephone number provided in connection with that meeting. You will not need to transfer your shares before every meeting; once the transfer has been made and your shares are held in a U.S. brokerage account, you will be able to vote your shares via internet or phone for all future meetings so long as your shares continue to be held in a U.S. brokerage account. If you wish to make such a transfer to allow voting via internet or phone for future meetings, please contact your bank to understand the procedure and the costs associated with that transfer. Please note that you will be required by your bank to bear the costs relating to such a transfer, including those debited or claimed by the U.S. broker-dealer for the management of the account in the U.S.

The Company’s Italian shareholders who are registered directly with the Company as a record holder (i.e., you hold your shares in registered form) may also vote via internet or by phone. If you do not hold your shares in registered form, you may request to be registered directly with the Company as a record holder, which will entitle you to receive shareholder materials for future meetings directly at your address as indicated in the registration. If you are interested in having your shares registered directly with the Company for the purposes of receiving shareholder information directly for future meetings, please contact your bank for more information on the procedures required for such registration, which would include, among other things, the submission of a registration request (together with a Certification) to the Company’s transfer agent, the removal of your shares from Monte Titoli’s account and the transfer of such shares to the United States directly in your name. Please note that registration in the Company’s shareholder books may require you to take additional steps if and when you decide to dispose of your shares.

Solicitation of Proxies

This solicitation is made on behalf of the Board. All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers, directors or other regular employees may solicit proxies by telephone, facsimile, electronic communication or in person. These individuals will not receive any additional compensation for these services. The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, plus customary disbursements, which are not expected to exceed $35,000 in the aggregate.

Record Date, Voting Rights and Outstanding Shares

Only shareholders of record on the Company’s books at the close of business on April 29, 2011 (the “record date”) will be entitled to notice of, and to vote at, the Special Meeting. Each holder of record of the Company’s common stock, no par value per share, outstanding on the record date will be entitled to one vote per share on all matters to be voted upon at the Special Meeting. As of the close of business on the record date, the Company does not have any other class of capital stock outstanding. At the close of business on the record date, there were issued and outstanding 1,005,406,934 shares (before giving effect to the Reverse Stock Split) of common stock.

Quorum, Abstentions and Broker Non-Votes

A quorum of shareholders must be established at the Special Meeting in order to transact business at the Special Meeting. Under the Business Corporation Act of Washington, a quorum may be established in one of two ways. Pursuant to the first quorum standard, the presence in person, by telephone or by proxy of the holders of at least one-third of the shares outstanding and entitled to vote at the Special Meeting constitutes a quorum (“Quorum Standard 1”). Therefore, the Company will need at least 335,135,645 shares (before giving effect to the Reverse Stock Split) of the Company’s common stock present in person, by telephone or by proxy at the Special Meeting for Quorum Standard 1 to be established. However, the Company may establish a quorum under the second quorum standard. In order to satisfy the second quorum standard, a majority of the shares outstanding and entitled to vote at the Special Meeting other than shares held of record by the Depository Trust Company and credited to the account of stock depositories located in a member state of the European Union must be present in person, by telephone or by proxy at the Special Meeting, provided the number of votes comprising such majority equals or exceeds one–sixth of the shares outstanding and entitled to vote at the Special Meeting (“Quorum Standard 2”). At the close of business on the record date, there were issued and outstanding 687,323,195 shares (before giving effect to the Reverse Stock Split) of the Company’s common stock other than shares held of record by the Depository Trust Company and credited to the account of stock depositories located in a member state of the European Union. Accordingly, 343,661,598 of the shares (before giving effect to the Reverse Stock Split) of the Company’s common stock other than shares held of record by the Depository Trust Company and credited to the account of stock depositories located in a member state of the European Union must be present in person, by telephone or by proxy at the Special Meeting for Quorum Standard 2 to be established. All shares of the Company’s common stock are eligible to vote for the Proposals. Under Quorum Standard 2, certain shares are not counted for quorum purposes. However, even if a quorum is established under Quorum Standard 2, all shares are eligible to vote and all such votes will be counted.

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions, withheld votes and broker non-votes. Abstentions and broker non-votes will be counted in determining whether a quorum is present, except that abstentions and broker non-votes of shares credited to the account of stock depositories located in a member state of the European Union (including shares that are held through Monte Titoli) and not transferred in accordance with the procedure described in “Important Information for the Company’s Shareholders in Italy about Voting Procedures” above will not be counted in determining whether a quorum is present for purposes of establishing Quorum Standard 2. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal. Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Brokers, banks and other nominees typically do not have discretionary authority to vote on non-routine matters. Under the rules of the New York Stock Exchange (the “NYSE”), as amended, which apply to all NYSE-licensed brokers, brokers have discretionary authority to vote on routine matters when they have not received timely voting instructions from the beneficial owner.

If a quorum is established at the Special Meeting, all shares of the Company’s common stock represented by properly executed proxies that are not revoked will be voted in accordance with the instructions, if any, given therein. In the absence of a quorum, the Chairman of the Special Meeting may adjourn the Special Meeting. Proxy cards that are signed and returned without specifying a vote or an abstention on any proposal specified therein will be voted according to the recommendations of the Board on such proposals, which recommendations are in favor of all of the Proposals, and will be voted, in the proxies’ discretion, upon such other matter or matters that may properly come before the Special Meeting and any such postponements or adjournments thereof. All proxy cards, whether received prior to or after the original date of the Special Meeting, will be valid as to any postponements or adjournments of the Special Meeting.

Under the Business Corporation Act of Washington, approval of Proposal 1 requires the affirmative vote of a majority of the votes actually cast on Proposal 1 in person, by telephone or by proxy at the Special Meeting; provided that the affirmative vote for Proposal 1 equals or exceeds 15% of the votes entitled to be cast. If the affirmative vote does not constitute a majority of the votes actually cast or if the affirmative vote does not equal or exceed 15% of the votes entitled to be cast, abstentions will have the effect of votes cast against Proposal 1. However, if the affirmative vote constitutes a majority of the votes actually cast or if the affirmative vote equals or exceeds the 15% threshold, then abstentions will not have the effect of votes cast against Proposal 1. Proposal 1 is considered to be a routine matter and, accordingly, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposal 1, brokers will be permitted to exercise their discretionary authority to vote for Proposal 1.

Under the Business Corporation Act of Washington, the affirmative vote of a majority of the votes actually cast is required to approve Proposal 2. Abstentions will not be counted as votes cast against Proposal 2 and will have no effect on Proposal 2 because approval is based on the number of votes actually cast. Proposal 2 is considered to be a routine matter and, accordingly, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposal 2, brokers will be permitted to exercise their discretionary authority to vote for Proposal 2.

Voting Electronically or by Telephone

If your shares are registered in the name of a bank or brokerage firm in the United States, you may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communication Solutions (“Broadridge”) online program. This program provides eligible shareholders who receive a paper copy of the Proxy Statement the opportunity to vote via the internet or by telephone. If your bank or brokerage firm is participating in Broadridge’s program, your voting form will provide instructions. If your voting form does not reference internet or telephone information, please complete and return the paper proxy card in the self-addressed postage paid envelope provided.

In addition, if your shares are registered in your name, you may vote your shares electronically over the internet or by telephone as provided on your voting form.

Revocability of Proxies

Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter by delivering written notice to the Company’s secretary, Louis A. Bianco, at the Company’s principal executive offices, by executing and delivering another proxy dated as of a later date or by voting in person at the Special Meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy. For the Company’s Italian shareholders, any written notice of revocation or another proxy, in either case dated as of a later date, must also be accompanied by another Certification.

Voting Agreements

At the time of the Company’s merger with Novuspharma, S.p.A., the Company entered into an agreement with Monte Titoli in order to ensure that persons receiving beneficial interests in shares of the Company’s common stock as a result of the merger would be able to vote those shares. Monte Titoli agreed that each time it is designated as proxy by DTC, Monte Titoli will execute a further omnibus proxy transferring its voting power to the persons who hold Certifications issued pursuant to Italian law (Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008).

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES

Summary

The Company is asking you to approve an amendment to the Company’s amended and restated articles of incorporation to (a) increase the total number of authorized shares from 1,210,000,000 shares to 1,710,000,000 and (b) increase the total number of authorized shares of common stock from 1,200,000,000 to 1,700,000,000 shares, in each case before giving effect to the Reverse Stock Split. The additional common stock to be authorized by adoption of the amendment would have rights identical to the Company’s currently outstanding common stock. The number of authorized shares of the Company’s preferred stock will not be affected by this amendment nor by any other proposal considered at the Special Meeting. The number of authorized shares of the Company’s preferred stock will be maintained at 10,000,000 before giving effect to the Reverse Stock Split.

Substantially all of the Company’s currently authorized common stock has been issued or is reserved for issuance upon exercise or conversion of existing derivative securities (i.e., securities convertible or exchangeable into the Company’s common stock). Because of the number of shares issued or reserved for issuance under various convertible securities, warrants, other derivative securities and otherwise, the Company does not have enough shares authorized at present to effect an equity financing of any substantial amount or to exchange for equity the Company’s outstanding notes. In order to continue to fund its operations, the Company will need to raise additional capital from financing sources. One of the ways the Company raises such capital is by issuing shares of common stock and derivative securities from time to time. Without additional authorized shares of common stock, the Company will be unable to raise all of the financing it will likely need to maintain its operations. Other important corporate needs, including the potential issuance of shares in a merger or issuing stock-based incentive rewards to the Company’s employees and directors, require additional authorized shares of common stock as well. As of the date of this proxy statement, the Company has no plans, arrangements or understandings, written or oral, relating to the issuance of any of the newly-authorized shares of additional common stock to be authorized by the approval of this Proposal 1.

Article II of the Company’s amended and restated articles of incorporation currently authorizes the Company to issue up to 1,210,000,000 shares of stock, 1,200,000,000 of which are designated as common stock, no par value per share, and 10,000,000 shares of which are designated as preferred stock, no par value per share, in each case before giving effect to the Reverse Stock Split. The Company’s common stock is all of a single class, with equal voting, distribution, liquidation and other rights. As of April 29, 2011, before giving effect to the Reverse Stock Split, 1,005,406,934 shares of common stock were issued and outstanding, 36,599,847 shares of common stock were reserved for issuance under the Company’s 1994 Equity Incentive Plan, as amended, and the Company’s 2007 Equity Incentive Plan, as amended and restated, 1,432,491 shares of common stock were reserved for issuance under the Company’s 2007 Employee Stock Purchase Plan, as amended, 110,349,929 shares of common stock were reserved for issuance under outstanding warrants (which includes 19,166,400 shares of common stock that were reserved for issuance for the warrants that the Company issued in connection with the closing of the Company’s Series 12 Convertible Preferred Stock (the “Series 12 Preferred Stock”) transaction described below), 122,620 shares of common stock were reserved for issuance upon conversion of the Company’s 7.5% convertible senior notes due April 30, 2011 (the “7.5% Notes”), and 363,766 shares of common stock were reserved for issuance upon conversion of the Company’s 5.75% convertible senior notes due December 15, 2011. On May 2, 2011, the Company retired all of the outstanding 7.5% Notes by depositing $10.6 million in cash as trust funds with U.S. Bank National Association, as the trustee of the outstanding 7.5% Notes, which is an amount sufficient to pay and discharge the entire amount due on the Notes, including accrued and unpaid interest. On April 28, 2011, the Company announced that it had entered into an agreement to sell, subject to customary closing conditions, approximately $16.0 million of shares of the Company’s Series 12 Convertible Preferred Stock (the “Series 12 Preferred Stock”) and warrants to purchase up to 18,253,714 shares (before giving effect to the Reverse Stock Split) of common stock (the “Warrants”) in a registered offering (the “Offering”) to three institutional investors (the “Investors”). The Warrants have an exercise price of $0.40 per warrant share, are exercisable commencing on the date of issuance and expire five years and one day from the date of issuance. Each share of Series 12 Preferred Stock was convertible at the option of the holder, at any time during its existence, into approximately 2,857 shares (before giving effect to the Reverse Stock Split) of common stock at a conversion price of $0.35 per share of common stock, for a total of 45,634,286 shares (before giving effect to the Reverse Stock Split) of common stock. As of April 28, 2011, the Investors had elected to convert all of the shares of the Series 12 Preferred Stock into a total of 45,634,286 shares (before giving effect to the Reverse Stock Split) of common stock. In addition to placement agent fees, the placement agent received warrants to purchase up to 912,686 shares (before giving effect to the Reverse Stock Split) of common stock. The warrants issued to the placement agent have an exercise price of $0.4375 per warrant share, are exercisable commencing on the date of issuance and expire five years and one day from the date of issuance. The Offering closed on May 3, 2011.

The Company anticipates that it may issue additional shares of common stock in the future in connection with one or more of the following:

•	the Company’s Shareholder Rights Agreement, dated December 28, 2009;

•	corporate transactions, such as stock splits or stock dividends;

•	financing transactions, such as public or private offerings of common stock or derivative securities;

•

debt or equity restructuring or refinancing transactions, such as debt exchanges or offerings of new convertible debt or modifications to existing securities or as payments of interest on debt securities;

•	acquisitions;

•	strategic investments;

•	partnerships, collaborations and other similar transactions;

•	the Company’s stock incentive plans; and

•	other corporate purposes that have not yet been identified.

In order to provide the Board with certainty and flexibility to undertake transactions to support the Company’s operations and potential growth, the Board deems it is in the best interests of the shareholders and the Company to increase the number of authorized shares of the Company’s common stock. The increase in authorized shares will not have any immediate effect on the rights of existing shareholders. However, in addition to periodic discussions regarding fund raising opportunities, the Company also engages in periodic discussions with potential partners, strategic investments and acquisition candidates, including product lines, as part of the Company’s business model. If any of these discussions came to a definitive understanding and if this Proposal 1 is adopted, it is possible that the Company could use some or all of the newly-authorized shares in connection with one or more such transactions subsequent to the increase in the number of authorized shares. The Company also plans to continue to issue shares of common stock pursuant to its stock incentive plans subsequent to the increase in the number of authorized shares. As of the date of this proxy statement, the Company has no plans, arrangements or understandings, written or oral, relating to the issuance of any of the newly-authorized shares of additional common stock to be authorized by the approval of this Proposal 1. To the extent that additional authorized shares are issued in the future, such shares could be dilutive to the Company’s existing shareholders by decreasing the existing shareholders’ percentage equity ownership.

Text of the Proposed Amendment Before Giving Effect to the Reverse Stock Split

If this Proposal 1 is approved, the Company proposes to amend its amended and restated articles of incorporation by replacing Section 1 of Article II. The effect of the amendment (before giving effect to the Reverse Stock Split) would be as follows:

“ARTICLE II

Authorized Capital Stock

1. Classes. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation shall have authority to issue shall be One Billion Seven Hundred Ten Million (1,710,000,000); the total number of authorized shares of Common Stock shall be One Billion Seven Hundred Million (1,700,000,000) and the total number of authorized shares of Preferred Stock shall be Ten Million (10,000,000).”

Text of the Proposed Amendment After Giving Effect to the Reverse Stock Split

If this Proposal 1 is approved, the Company proposes to amend its amended and restated articles of incorporation (after giving effect to the Reverse Stock Split) by replacing Section 1 of Article II in its entirety as follows (which language below will be the actual language that will be included in the Company’s amended and restated articles of incorporation):

“ARTICLE II

Authorized Capital Stock

1. Classes. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation shall have authority to issue shall be Two Hundred Eighty-Four Million Nine Hundred Ninety-Nine Thousand Nine Hundred Ninety-Nine (284,999,999); the total number of authorized shares of Common Stock shall be Two Hundred Eighty-Three Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (283,333,333); and the total number of authorized shares of Preferred Stock shall be One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty Six (1,666,666).”

If the amendment to the Company’s amended and restated articles of incorporation is adopted, it will become effective upon filing of the amendment to the Company’s amended and restated articles of incorporation with the Secretary of State of the State of Washington.

Vote Required and Board of Directors’ Recommendation

Approval of the amendment to the Company’s amended and restated articles of incorporation requires the affirmative vote of a majority of the votes actually cast on this Proposal 1 in person, by telephone or by proxy at the Special Meeting; provided that the affirmative vote for this Proposal 1 equals or exceeds 15% of the votes entitled to be cast. If the affirmative vote does not constitute a majority of the votes actually cast or if the affirmative vote does not equal or exceed 15% of the votes entitled to be cast, abstentions will have the effect of votes cast against Proposal 1. However, if the affirmative vote constitutes a majority of the votes actually cast or if the affirmative vote equals or exceeds the 15% threshold, then abstentions will not have the effect of votes cast against Proposal 1. Broker non-votes will not be counted as votes cast against this Proposal 1 and will have no effect on this Proposal 1.

Reverse Stock Split

As described in this proxy statement, on the Effective Date of the Reverse Stock Split each shareholder will receive one new share of the Company’s common stock in exchange for every six shares of the Company’s common stock such shareholder holds. The Reverse Stock Split will affect all outstanding and authorized shares of the Company’s common stock as well as the number of shares of common stock underlying stock options and other exercisable or convertible instruments outstanding on the Effective Date. No certificates for fractional shares of the Company’s common stock will be issued in the Reverse Stock Split, but in lieu thereof each holder of the Company’s common stock who would otherwise have been entitled to a fraction of a share of the Company’s common stock will be paid cash equal to such fraction times the closing price of the Company’s common stock as reported on The NASDAQ Capital Market on the trading day immediately preceding the Effective Date.

Upon the Effective Date, the Company will amend its amended and restated articles of incorporation to implement the Reverse Stock Split. However, the Special Meeting is expected to be held after the effective date of the Reverse Stock Split. Thus, the Reverse Stock Split will also affect the number of additional shares sought in Proposal 1. Proposal 1 requests increasing the Company’s total authorized shares and authorized common stock each by 500,000,000 shares before giving effect to the Reverse Stock Split. After the Effective Date, this increase will be adjusted to a total of 83,333,333 shares.

Therefore, after the Effective Date, the Company’s total number of authorized shares will be 201,666,666, the total number of authorized shares of common stock will be 200,000,000 and the total number of authorized shares of preferred stock will be 1,666,666. If Proposal 1 is approved, the Company’s amended and restated articles of incorporation will be amended on a post-Reverse Stock Split basis to increase the total number of shares from 201,666,666 to 284,999,999 and the total number of authorized shares of common stock from 200,000,000 to 283,333,333.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE APPROVAL OF

THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION.

If Proposal 1 is adopted, the additional authorized shares of common stock would become issuable upon the approval of the Board at such times, in such amounts, and upon such terms as the Board may determine, without further approval of the shareholders, unless such approval is expressly required by applicable law, regulatory agencies, The NASDAQ Capital Market, the MTA or any other exchange or quotation service on which the Company’s common stock may then be listed. Furthermore, current shareholders will have no preemptive rights to purchase additional shares. Shareholder approval of this amendment will not, by itself, cause any change in the Company’s capital accounts. However, any future issuance of additional shares of common stock authorized pursuant to this Proposal 1 would ultimately result in dilution of existing shareholders’ equity interests.

PROPOSAL 2

APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

Summary

If there are insufficient votes at the time of the Special Meeting to adopt Proposal 1, the Board may in its discretion seek, if necessary or appropriate, to adjourn the Special Meeting to solicit additional proxies for Proposal 1. In that event, you will be asked to vote only upon this Proposal 2 and not on any other proposals. In this Proposal 2, we are asking the shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting. If this Proposal 2 is approved, the Board may in its discretion, if necessary or appropriate, adjourn the Special Meeting to use the additional time to solicit additional proxies in favor of Proposal 1.

If it is necessary or appropriate to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned (including publication of a notice of the adjourned meeting in an Italian newspaper), unless the Board fixes a new record date, which it must do if the Special Meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the adjourned meeting. If the Board determines it is necessary or appropriate to adjourn the Special Meeting and the record date for the Special Meeting is changed because (i) the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the adjourned meeting and/or (ii) the Board elects to change the record date, a notice of the adjourned meeting will be given to all shareholders pursuant to applicable U.S. and Italian law.

At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. A failure to approve Proposal 1 would have potentially adverse consequences for us and our shareholders if not approved. Please refer to Proposal 1 above for additional information.

Vote Required and Board of Directors’ Recommendation

Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the shares of common stock actually cast on this Proposal 2 represented at the Special Meeting in person, by telephone or by proxy. Abstentions and broker non-votes will not be counted as votes cast against this Proposal 2 and will have no effect on this Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table provides certain information regarding beneficial ownership of common stock as of April 29, 2011 before giving effect to the Reverse Stock Split, by (1) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (2) each of the directors of the Company, (3) each of the principal executive officer (the “PEO”), principal financial officer (the “PFO”) and the three most highly compensated executive officers of the Company other than the PEO and PFO who were still serving as executive officers as of December 31, 2010, and (4) all directors and executive officers as a group:

	Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Shares Subject to Convertible Securities(3)	Percentage Ownership(2)
James A. Bianco, M.D.**(4)	14,369,408	39,369	1.43%
John H. Bauer**(5)	1,965,208	35,400	*
Louis A. Bianco(6)	5,972,973	17,185	*
Daniel G. Eramian(7)	4,569,545	8,225	*
Vartan Gregorian, Ph.D.**(5)	2,031,458	36,525	*
Richard L. Love**(5)	2,388,173	35,400	*
Mary O. Mundinger, DrPH**(5)	2,031,224	36,375	*
Phillip M. Nudelman, Ph.D.**(8)	2,396,465	36,600	*
Craig W. Philips(9)	9,359,428	15,000	*
Jack W. Singer, M.D.**(6)	6,223,926	19,367	*
Frederick W. Telling, Ph.D.**(5)	1,748,007	35,100	*
All directors and executive officers as a group (11 persons)(10)	53,055,815	314,546	5.28%

*	Less than 1%.
**	Denotes director of the Company.
(1)	The address of the individuals listed is 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119.
(2)	Beneficial ownership generally includes voting or investment power with respect to securities and is calculated based on 1,005,406,934 shares of our common stock outstanding as of April 29, 2011. This table is based upon information supplied by officers, directors and other investors including information from Schedules 13D, 13G and 13F and Forms 3 and 4 filed with the SEC. Shares of common stock subject to options, warrants or other securities convertible into common stock that are currently exercisable or convertible, or exercisable or convertible within sixty (60) days of April 29, 2011, are deemed outstanding for computing the percentage of the person holding the option, warrant or convertible security but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock beneficially owned.
(3)	Shares subject to convertible securities included in this column reflects all options, warrants and convertible debt held by the holder exercisable within sixty (60) days after April 29, 2011. These shares are also included in the column titled “Number of Shares Beneficially Owned.”
(4)	Number of shares beneficially owned includes 12,466,610 shares of unvested restricted stock, 9,966,610 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (11) below. Includes 20 shares held by Dr. Bianco’s wife and two shares held by Dr. Bianco’s wife as custodian.
(5)	Number of shares beneficially owned includes 1,141,661 shares of unvested restricted stock, 996,661 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (11) below.

(6)	Number of shares beneficially owned includes 4,291,827 shares of unvested restricted stock, 4,041,827 of which have contingent vesting terms and will vest based on the achievement of certain performance goal as described in footnote (11) below. Includes 1,118 shares held by Mr. Bianco in trust for his children.
(7)	Number of share beneficially owned includes 3,239,983 shares of unvested restricted stock, 2,989,983 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (11) below.
(8)	Number of shares beneficially owned includes 1,643,559 shares of unvested restricted stock, 1,498,559 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (11) below.
(9)	Number of shares beneficially owned includes 6,229,967 shares of unvested restricted stock, 5,979,967 of which have contingent vesting terms and will vest based on the achievement of certain performance goals as described in footnote (11) below.
(10)	Number of shares beneficially owned includes 37,872,078 shares of unvested restricted stock for all directors and executive officers as a group, of which 33,502,078 shares are contingent and would vest as described in the above footnotes.
(11)	Shares beneficially owned include unvested restricted stock which have contingent vesting terms based on the achievement of the following five performance goals, subject to the goal’s being achieved before December 31, 2011 and the individuals continued employment or service with us: the OPAXIO NDA Approval, $50M Sales Goal, $100M Sales Goal, Pix NDA Approval and a cash-flow break-even in any fiscal quarter. In the event that one of the above-mentioned corporate goals is achieved prior to December 31, 2011, the following shares of restricted stock would vest as of the date of the achievement of such goal:

	Number of Shares of Restricted Stock Granted
Name	OPAXIO NDA Approval	$50M Sales Goal	$100M Sales Goal	Pix NDA Approval	Cash Flow Break Even
James A. Bianco, M.D.	1,426,963	2,140,444	1,048,092	3,210,667	2,140,444
John H. Bauer	142,697	214,044	104,809	321,067	214,044
Louis A. Bianco	577,920	870,447	424,477	1,298,536	870,447
Daniel G. Eramian	428,089	642,133	314,428	963,200	642,133
Vartan Gregorian, Ph.D.	142,697	214,044	104,809	321,067	214,044
Richard L. Love	142,697	214,044	104,809	321,067	214,044
Mary O. Mundinger, DrPH.	142,697	214,044	104,809	321,067	214,044
Phillip M. Nudelman, Ph.D.	214,044	321,067	157,214	485,167	321,067
Craig W. Philips	856,178	1,284,267	628,855	1,926,400	1,284,267
Jack W. Singer, M.D.	577,920	870,447	424,477	1,298,536	870,447
Frederick W. Telling, Ph.D.	142,697	214,044	104,809	321,067	214,044

Other Business

As of the date of this proxy statement, the Company knows of no other business that will be presented for action at the Special Meeting.

Where You Can Find Additional Information

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company, without charge, by written or telephonic request directed to the secretary of the Company at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119. If you would like to request documents, please do so by June 9, 2011, in order to receive them before the Special Meeting.

By Order of the Board of Directors

Louis A. Bianco

Executive Vice President, Finance & Administration

Seattle, Washington

May 10, 2011

[PROXY CARD (face)]

Cell Therapeutics, Inc.

Special Meeting of the Shareholders

June 17, 2011

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder(s) hereby appoint(s) James A. Bianco, M.D. and Phillip M. Nudelman, Ph.D., or either of them, as proxies, with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s), the number of shares of common stock of Cell Therapeutics, Inc. that the shareholder(s) would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on June 17, 2011, or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS, and, in the proxies’ discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

(1)	Approval of an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 1,210,000,000 shares to 1,710,000,000 shares and to increase the total number of authorized shares of common stock from 1,200,000,000 shares to 1,700,000,000 shares, in each case before giving effect to the 1-for-6 reverse stock split approved by the Board of Directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2)	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	Transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

Please sign exactly as your name(s) appear(s) on the stock certificate(s). When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

SIGNATURE (PLEASE SIGN WITHIN BOX)                      DATE

SIGNATURE (JOINT OWNERS)                      DATE

You can view the Proxy Statement on the Company’s website at http://www.celltherapeutics.com/shareholders.

[ITALIAN PROXY CARD]

DELEGA DI VOTO

Cell Therapeutics, Inc.

Assemblea Straordinaria degli Azionisti

17 giugno 2011

La presente delega è proposta per conto del Consiglio di Amministrazione

L’/Gli azionista/i il/i cui nominativo/i compare/compaiono sull’allegata certificazione di partecipazione al sistema di gestione accentrata di Monte Titoli S.p.A., rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008, delega/delegano con la presente James A. Bianco, M.D. e Philip M. Nudelman, Ph.D., e ciascuno con il potere di nominare propri sostituti, a rappresentarlo/li nell’Assemblea Straordinaria degli Azionisti di Cell Therapeutics Inc. che si terrà il 17 giugno 2011 ed in ogni successiva convocazione o rinvio della stessa, nonché ad esercitare i diritti di voto connessi alle azioni ordinarie di Cell Therapeutics, Inc. rispetto alle quali il/i sottoscritto/i avrebbe/avrebbero il potere di votare qualora fosse/fossero personalmente presente/i nell’Assemblea Straordinaria.

La presente delega, debitamente sottoscritta ed inviata congiuntamente alla certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008, conferisce il potere di votare conformemente alle seguenti istruzioni ricevute dal/i socio/i. NEL CASO IN CUI NON SIA CONTENUTA ALCUNA ISTRUZIONE, LA PRESENTE DELEGA CONFERISCE IL POTERE DI VOTARE “A FAVORE” DI TUTTE LE PROPOSTE e, a discrezione dei soggetti delegati, in ogni altra materia che dovesse essere propriamente presentata in Assemblea o in ogni successiva convocazione o rinvio della stessa.

L’/Gli Azionista/i fornisce/forniscono le seguenti istruzioni di voto:

(1)	Approvazione di una modifica dell’Atto Costitutivo della Società al fine di aumentare il numero totale delle azioni autorizzate (authorized shares) da 1.210.000.000 a 1.710.000.000 e di aumentare il numero totale delle azioni autorizzate ordinarie (authorized shares of common stock) da 1.200.000.000 a 1.700.000.000, in entrambi i casi senza tenere conto del raggruppamento azionario nel rapporto di n. 1 azione ogni n. 6 azioni approvato dal Consiglio di Amministrazione.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(2)	Approvazione dell’aggiornamento dell’Assemblea Straordinaria, se necessario o appropriato, al fine di sollecitare ulteriori deleghe qualora vi siano voti insufficienti nel momento in cui l’Assemblea Straordinaria sia chiamata a deliberare sulla Proposta 1.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(3)	Trattazione di qualsiasi altra questione che possa validamente essere proposta all’esame dell’Assemblea Straordinaria e in occasione di tutti i relativi aggiornamenti e rinvii.

ISTRUZIONI DI VOTO

(a)	Firmare e datare la presente delega nell’apposito spazio qui sotto.

(b)	Trasmettere SIA la delega firmata SIA la certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008 (o una copia integrale della stessa) al seguente indirizzo, o per posta o via fax:

Cell Therapeutics, Inc.

Attn: Corporate Secretary

501 Elliott Ave. W., Suite 400

Seattle, WA 98119

FAX: +1 (206) 284-6206

(c)	È NECESSARIO allegare alla presente delega la certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008 (o una copia integrale della stessa) perché il proprio voto venga computato.

(d)	Scadenza: la delega dovrà essere ricevuta al suddetto indirizzo (per posta o per fax) non più tardi del 16 giugno 2011. Qualora provvediate all’invio della documentazione per posta successivamente al 7 giugno 2011, si consiglia vivamente di inviare la stessa anche via fax al numero suddetto.

Tutte le altre deleghe di voto precedentemente conferite dal sottoscritto in relazione alle azioni ordinarie di Cell Therapeutics, Inc., in base alle quali il sottoscritto avrebbe il potere di votare nell’Assemblea Straordinaria o in ogni sua ulteriore convocazione o rinvio sono espressamente revocate.

Siete pregati di sottoscrivere la presente delega in modo leggibile, indicando il Vostro nominativo, corrispondente a quello riportato nella certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008. Qualora l’azione sia cointestata, ciascuno dei cointestatari dovrà sottoscrivere la presente delega. Se si sottoscrive in qualità di procuratore, esecutore, curatore, fiduciario o tutore occorre specificare tale titolo. Le società di capitali, società di persone e associazioni sottoscrivono tramite un legale rappresentante che dovrà indicare tale titolo.

FIRMA (si prega di firmare nell’apposito spazio)                      DATA

FIRMA (COINTESTATARI)                      DATA

[ITALIAN PROXY CARD (English translation)]

Cell Therapeutics, Inc.

Special Meeting of the Shareholders

June 17, 2011

This Proxy is Solicited on Behalf of the Board of Directors

The shareholder(s) whose name(s) appear(s) on the enclosed certifications(s) of participation in the Central Depository System of Monte Titoli S.p.A., issued by authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008, hereby appoint(s) James A. Bianco, M.D. and Phillip M. Nudelman, Ph.D., and each of them, as proxies, with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s), the number of shares of common stock of Cell Therapeutics, Inc. that the shareholder(s) would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on June 17, 2011, or at any adjournment or postponement thereof.

This proxy, when properly executed and submitted together with your certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS and, in the proxies’ discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The shareholder(s) direct(s) that this proxy be voted as follows:

(1)	Approval of an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 1,210,000,000 shares to 1,710,000,000 shares and to increase the total number of authorized shares of common stock from 1,200,000,000 shares to 1,700,000,000 shares, in each case before giving effect to the 1-for-6 reverse stock split approved by the Board of Directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2)	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	Transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

VOTING INSTRUCTIONS

(a)	Please sign and date this card in the space provided below.

(b)	Please submit BOTH this signed proxy card AND the certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008 (or a complete copy) to the following address either by mail or by fax:

Cell Therapeutics, Inc.

Attn: Corporate Secretary

501 Elliott Ave. W., Suite 400

Seattle, WA 98119

FAX: 00 +1 (206) 284-6206

(c)	You MUST include the certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008 (or a complete copy) together with this proxy card for your vote to be counted.

(d)	Deadline: Your proxy card must be received at the above address (by mail or fax) no later than June 16, 2011. If you are depositing your vote in the mail after June 7, 2011, the Company recommends that you also submit the papers by fax to the above number.

All other proxies heretofore given by the undersigned to vote shares of stock of Cell Therapeutics Inc., which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Please sign exactly as your name(s) appear(s) on the stock certifications(s) issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008. When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

SIGNATURE (PLEASE SIGN WITHIN BOX)                      DATE

SIGNATURE (JOINT OWNERS)                      DATE